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                                                                  EXHIBIT 10.17

SELECTION LETTER

August ___, 1997

Power-One, Inc.
740 Calle Plano
Camarillo, California 93012

Ladies and Gentleman:

               The undersigned, an executive officer of Power-One, Inc. (the "Company"), has received the letter (the "Letter") dated August 11, 1997 from the Company concerning the exchange of Deferred Compensation. The undersigned has also received the Registration Statement of the Company that accompanied the Letter.

               On the terms and conditions stated in the Letter, subject to and upon the consummation of the Offering (as defined in the Letter), the undersigned hereby elects to exchange for Common Stock __% of the undersigned's Deferred Compensation.

               The undersigned acknowledges that the Common Stock will not be registered under the Securities Act of 1933, as amended (the "Act"), based, in part, on reliance that the issuance of the Common Stock is exempt from registration under Section 4(2) of the Act as not involving any public offering. The undersigned further acknowledges that the Company's reliance on such exemption is predicated, in part, on the representations set forth below made by the undersigned to the Company.

               (a) The undersigned is acquiring the Common Stock solely for the undersigned's own account, for investment purposes only, and not with an intent to sell, or for resale in connection with any distribution of all or any portion of the Common Stock within the meaning of the Act;

               (b) Either (i) the undersigned has a preexisting business relationship with the Company or its officers or directors, or (ii) the undersigned has sufficient business or financial experience, or has relied upon the advice of the undersigned's legal counsel, tax advisors, and/or investment advisors, to have the capacity to protect the undersigned's interests in connection with the purchase of the Common Stock;

               (c) The undersigned has been given access to all books, records and other information of the Company which the undersigned has desired to review and analyze in connection with the undersigned's purchase of the Common Stock;

               (d) The undersigned understands that the Common Stock is characterized as "restricted securities" under the federal securities laws since the Common Stock is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold

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     without registration under the Act only in certain limited circumstances. The undersigned represents that the undersigned is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act; and

               (e) At no time was an oral representation made to the undersigned relating to the purchase of the Common Stock nor was the undersigned presented with or solicited by any leaflet, public or promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising relating to the purchase of the Common Stock.

               Additionally, the undersigned acknowledges that the Common Stock received in the exchange, if any, will not be registered stock and will bear a legend similar to the following: "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, and no sale, gift, transfer or other disposition thereof or of any interest therein shall be valid or effective (1) unless and until registered pursuant to the provisions of such act and registered or qualified under applicable state securities or "Blue Sky" laws, or (2) unless an exemption from such registration and qualification requirements is available and deemed to be so, in writing, by counsel for the company."

                                        Very truly yours,


                                        ---------------------------------
                                        Print Name of Executive Officer

                                        By:
                                            -----------------------------
                                            (signature of Executive
                                             Officer)

                                        Dated: August __, 1997